UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 28, 2021

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193-8510 (702) 876-7237	Delaware	81-3881866

001-07850	Southwest Gas Corporation 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193-8510 (702) 876-7237	California	88-0085720

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Southwest Gas Corporation:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
Southwest Gas Holdings, Inc. Amendment No. 1 to its Amended and Restated Revolving Credit Agreement
On December 28, 2021, Southwest Gas Holdings, Inc. entered into Amendment No. 1 (“Holdco Agreement Amendment No. 1”) to the Amended and Restated Revolving Credit Agreement, dated as of April 10, 2020, with the lenders party thereto, and The Bank of New York Mellon, as Administrative Agent, which, after giving effect to Holdco Agreement Amendment No. 1, provides for up to $200 million in revolving borrowing capacity. As of December 28, 2021, $59 million in aggregate principal amount was outstanding under the Southwest Gas Holdings, Inc. credit facility.
Holdco Agreement Amendment No. 1, among other things, (1) extends the maturity date of the credit facility to December 28, 2026, (2) increases the total commitment amount by $100 million to $200 million, (3) increases the amount to which the total commitment may be increased from $200 million to $300 million, and (4) replaces London Interbank Offered Rate (“LIBOR”) interest rate benchmarks with Secured Overnight Financing Rate (“SOFR”) interest rate benchmarks.
Southwest Gas Corporation Amendment No. 1 to its Amended and Restated Credit Agreement
On December 28, 2021, Southwest Gas Corporation entered into Amendment No. 1 (“Southwest Gas Agreement Amendment No. 1” and, together with Holdco Agreement Amendment No. 1, the “Amendments”) to the Amended and Restated Revolving Credit Agreement, dated as of April 10, 2020, with the lenders party thereto, and The Bank of New York Mellon, as Administrative Agent, which provides for up to $400 million in revolving borrowing capacity. As of December 28, 2021, $153 million in aggregate principal amount was outstanding under the Southwest Gas Corporation credit facility.
Southwest Gas Agreement Amendment No. 1, among other things, replaces LIBOR interest rate benchmarks with SOFR interest rate benchmarks.
The descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the Amendments, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Southwest Gas Holdings, Inc. Credit Facility.

10.2	Amendment No. 1 to the Southwest Gas Corporation Credit Facility.

104	Cover Page formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Gregory J. Peterson
Date: January 3, 2022	Gregory J. Peterson
Senior Vice President/Chief Financial Officer

SOUTHWEST GAS CORPORATION

/s/ Gregory J. Peterson
Date: January 3, 2022	Gregory J. Peterson
Senior Vice President/Chief Financial Officer